SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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GENEREX BIOTECHNOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)

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Generex Announces Approval of Adjournment Proposal and Adjourned Special Meeting Date

WORCESTER, MA, October 15, 2010 (PRNewswire) – Generex Biotechnology Corporation (NasdaqCM: GNBT, www.generex.com) today announced that it reconvened a special meeting of stockholders (the “Special Meeting”) on October 15, 2010 at 10:00 a.m. (local time) at the Meeting Rooms, Westin Harbour Castle Hotel, 1 Harbour Square, Toronto, Ontario Canada M5J 1A6.  The Special Meeting was called to approve an amendment to Generex’s Restated Certificate of Incorporation (i) to effect a reverse stock split of the common stock, at an exchange ratio of not less than 1-for-2 and not more than 1-for-10 at any time prior to September 16, 2011 (the implementation of the reverse stock split, ratio and timing of which will be subject to the discretion of the Board of Directors), and (ii) following the reverse stock split, if implemented, to reduce the number of authorized shares of common stock from 750,000,000 to 500,000,000 unless the Board of Directors utilizes a ratio of not more than 1-for-2, in which case, the number of authorized shares of common stock will be maintained at 750,000,000.

As previously announced, the only proposal submitted for the stockholders’ consideration at the Special Meeting, prior to its adjournment, was the proposal to adjourn the Special Meeting to a later date to allow Generex to solicit additional proxies for the reverse stock split proposal described above (the “Adjournment Proposal”). The Adjournment Proposal was approved by more than a majority of shares of Generex common stock present, in person or represented by proxy, at the reconvened Special Meeting and entitled to vote on the Adjournment Proposal.

As a result of the approval of the Adjournment Proposal by Generex’s stockholders, the Special Meeting has been adjourned until Monday, October 18, 2010, at 4:00 p.m. (local time), at the Meeting Rooms, Westin Harbour Castle Hotel, 1 Harbour Square, Toronto, Ontario Canada M5J 1A6.  The record date for the Special Meeting remains August 17, 2010.

Generex cautions stockholders that there can be no assurance that the adjournment of the Special Meeting will result in Generex obtaining a sufficient number of votes in favor of the above-mentioned reverse stock split proposal.  Nor can there be any assurance that the reverse stock split, if implemented, will have the desired effect of sufficiently raising the common stock price to meet The Nasdaq Capital Market's $1.00 minimum bid price requirement for continued listing.

The Board of Directors of Generex has not withdrawn, modified or qualified its unanimous recommendation that the stockholders of Generex vote “FOR” the reverse stock split proposal.

Submission of proxies in respect of the adjourned meeting via Internet and telephone will resume Saturday morning, October 16 and will be available until 11:59 p.m. EDT on Sunday, October 17, 2010.    Until 4 p.m. EDT on Monday, October 18, stockholders may also send or scan completed proxy forms for the reconvened special meeting (with the control number(s) and both sides of the proxy form) to Generex by facsimile at 1-416-364-9363 or by email at info@generex.com.

Generex has filed with the SEC a definitive proxy statement dated August 23, 2010, as revised on August 27, 2010, and other relevant materials in connection with the special meeting.  Investors and security holders are urged to read the definitive proxy statement and other relevant materials filed by Generex with the SEC carefully because they contain important information about the proposed reverse stock split. Investors and security holders may obtain free copies of the definitive proxy statement and other documents filed with the SEC by Generex through the Web site maintained by the SEC at http://www.sec.gov.  In addition, investors and security holders will be able to obtain, without charge, a copy of the definitive proxy statement from Generex by submitting a written request to the Secretary of Generex at Generex Biotechnology Corporation, 33 Harbour Square, Suite 202, Toronto, Ontario, Canada M5J 2G2, by calling 305-918-7000 or via the Internet at http://investor.generex.com/sec.cfm.

Questions

Should stockholders have any questions regarding the proxy voting procedures (including changing previously cast votes), please contact Legend Securities, Inc. by telephone at 877-317-7526 or via email at gnbtproxy@legendsecurities.com for US residents.  Non-US residents should contact Generex directly at 800-391-6755 or contact their broker/dealer.

About Generex Biotechnology Corporation

Generex is engaged in the research, development and commercialization of drug delivery systems and technologies.  Generex has developed a proprietary platform technology for the delivery of drugs into the human body through the oral cavity (with no deposit in the lungs).  The Company's proprietary liquid formulations allow drugs typically administered by injection to be absorbed into the body by the lining of the inner mouth using the Company's proprietary RapidMist™ device.  The Company's flagship product, buccal insulin (Generex Oral-lyn™), which has been approved in India, Lebanon, Algeria, and Ecuador for the treatment of subjects with Type-1 and Type-2 diabetes, is in Phase III clinical trials at several sites around the world.  Antigen Express, Inc. is a wholly owned subsidiary of Generex.  The core platform technologies of Antigen Express comprise immunotherapeutics for the treatment of malignant, infectious, allergic, and autoimmune diseases.  For more information, visit the Generex website at www.generex.com or the Antigen Express website at www.antigenexpress.com.  Information contained in, or accessible through, the websites of Generex or Antigen Express is not incorporated herein and is not a part of the proxy soliciting material.

Safe Harbor Statement

This release and oral statements made from time to time by Generex representatives in respect of the same subject matter may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements can be identified by introductory words such as “expects,” “plans,” “intends,” “believes,” “will,” “estimates,” “forecasts,” “projects,” or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts.  Forward-looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward-looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not.  Known risks and uncertainties include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement.  No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements.  Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials.  Because of this, statements regarding the expected timing of clinical trials cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials.  Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act.

Generex Contacts:

Investor Relations Contacts:

Generex
Todd Falls
800-391-6755

Seahawk Capital Partners, Inc.
Joseph Moscato
646-599-6222

Media Contact:
Beckerman Public Relations
Christina Brozek
201-452-4849